UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

J. Alexander’s Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 13, 2019, J. Alexander’s Holdings, Inc. distributed the following letter to shareholders and posted the letter to https://investor.jalexandersholdings.com:

June 13, 2019

Dear Shareholder:

We have previously provided to you proxy materials regarding the J. Alexander’s Holdings, Inc. Annual Meeting of Shareholders scheduled to be held on Thursday, June 20, 2019. You have also likely received materials, including a gold proxy card, from Ancora Advisors who is conducting a withhold campaign with respect to the re-election of current Board members Timothy T. Janszen and Ronald B. Maggard, Sr., and is also soliciting votes against the amendments to our Company’s equity incentive plan.

As a result of Ancora’s campaign, we believe there is the potential for misperceptions among our shareholders regarding the qualifications of our director nominees and the appropriateness of our equity incentive plan amendment. To clarify and reiterate, both Mr. Janszen and Mr. Maggard are highly qualified and engaged director candidates, and bring to the Board of Directors over 60 years of combined experience as restaurant investors. Additionally, Mr. Janszen serves on our Board as the sole representative of the Company’s largest shareholder, Newport Global Advisors, L.P., which manages the fund that directly holds over 11% of J. Alexander’s outstanding shares. Mr. Maggard has extensive experience investing in and managing restaurant companies since 1970, bringing critical industry perspective to our Board. Our Board of Directors urges you to vote FOR these highly qualified nominees on the Company’s WHITE proxy card enclosed with this letter.

Additionally, the amendments proposed to the Company’s equity incentive plan will increase the number of shares of common stock authorized for issuance under the plan and strengthen the alignment of the plan with the interests of all of our shareholders. These amendments are consistent with sound corporate governance practices and necessary to allow our Company to attract and retain key officers, employees and directors. In fact, both of the leading proxy advisory firms, Institutional Shareholder Services (ISS) and Glass, Lewis & Co., LLC (Glass Lewis), have agreed with our Board and have recommended in their reports that shareholders vote FOR the proposed amendments to the equity incentive plan.

OUR BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” EACH OF THE NOMINEES ON THE WHITE PROXY CARD (AND TO DISCARD ANY GOLD PROXY CARD YOU MAY HAVE RECEIVED FROM DISSIDENT ANCORA ADVISORS), “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES SOLICITED BY OUR BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS OTHERWISE SPECIFY IN THEIR PROPERLY EXECUTED PROXIES.

YOU CAN VOTE YOUR SHARES BY SIGNING AND DATING THE WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID RETURN ENVELOPE. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE WHITE PROXY CARD. IF YOUR SHARES ARE HELD THROUGH A BROKER, BANK OR NOMINEE, YOU MUST PROVIDE VOTING INSTRUCTIONS TO THE BROKER, BANK OR NOMINEE ON HOW TO VOTE YOUR SHARES.

IF AT ANY TIME YOU VOTE ON ANCORA’S GOLD PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE. YOUR LATER DATED WHITE PROXY CARD OR YOUR VOTE BY INTERNET OR TELEPHONE WILL REVOKE ANY PRIOR PROXY. ATTENDING THE ANNUAL MEETING WILL NOT REVOKE YOUR PROXY UNLESS YOU SPECIFICALLY REQUEST IT. IT IS YOUR LATEST DATED PROXY THAT COUNTS.

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES AS SOON AS POSSIBLE.

On behalf of our Board and management team, thank you for your continued support and confidence.

Very truly yours,

Lonnie J. Stout II Executive Chairman of the Board of Directors	Mark A. Parkey President and Chief Executive Officer

If you have questions, or need assistance in voting your shares, please call:

(866) 295-4321

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on June 20, 2019: The Notice, the Proxy Statement (including all supplements and amendments thereto), and Annual Report are available at www.proxyvote.com.

About J. Alexander’s Holdings, Inc.

J. Alexander’s Holdings, Inc. is a collection of restaurants that focus on providing high quality food, outstanding professional service and an attractive ambiance. Our Company presently operates 46 restaurants in 16 states. Our Company has its headquarters in Nashville, Tennessee. For additional information, visit www.jalexandersholdings.com.

Forward-Looking Statements

This communication contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including our Company’s ability to maintain satisfactory guest count levels and maintain or increase sales and operating margins in its restaurants under varying economic conditions; the number and timing of new restaurant openings and our Company’s ability to operate them profitably; the effect of higher commodity prices, unemployment and other economic factors on consumer demand; increases in food input costs or product shortages and our Company’s response to them; competition within the casual dining industry and within the markets in which our restaurants are located; adverse weather conditions in regions in which our Company’s restaurants are located; factors that are under the control of third parties, including government agencies; as well as other risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of our Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2019, as amended on April 29, 2019, and subsequent filings. Our Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the solicitation of proxies for our Company’s 2019 annual meeting of shareholders, our Company has filed with the SEC a definitive proxy statement and an accompanying proxy card on Schedule 14A on May 10, 2019, which were made available to our Company’s shareholders on or about May 10, 2019. SHAREHOLDERS OF OUR COMPANY ARE STRONGLY URGED TO READ THE DEFINITIVE PROXY STATEMENT (AS SUPPLEMENTED AND REVISED ON MAY 10, 2019 AND MAY 23, 2019) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive proxy statement (including all supplements and amendments thereto) and other filings containing information about our Company at the SEC’s website at www.sec.gov. The definitive proxy statement (including all supplements and amendments thereto) and the other filings may also be obtained free of charge at our Company’s “Investor Relations” website at investor.jalexandersholdings.com under the tab “More” and then under the tab “SEC Filings.”

Participants in the Solicitation

Our Company, its directors, and its executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of our Company’s shareholders in connection with the matters to be considered at our Company’s 2019 annual meeting. Information regarding the persons who may, under the SEC’s rules, be considered participants in the solicitation of Company shareholders in connection with our Company’s 2019 annual meeting, and their direct and indirect interests, by security holdings or otherwise, which may be different from those of our Company’s shareholders generally, are set forth in the definitive proxy statement (as supplemented and amended) and accompanying proxy card for our Company’s 2019 annual meeting of shareholders, as filed with the SEC on Schedule 14A on May 10, 2019, as supplemented and revised on May 10, 2019 and May 23, 2019, and any other relevant solicitation materials filed by our Company with the SEC in connection with the 2019 annual meeting. Free copies of these documents may be obtained as described in the preceding paragraph.